UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 25, 2006
HOME DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33027	22-2599392

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 NW 55th Ct.
Fort Lauderdale, FL		33309

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (954) 677-9201

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     Home Diagnostics, Inc. is filing a revised Specimen Stock Certificate for its common stock, par value $0.01 per share, as Exhibit 4.1 hereto, which replaces and supercedes the Specimen Stock Certificate for such common stock previously filed with the Securities and Exchange Commission. The only change to the Specimen Stock Certificate was with respect to the CUSIP number set forth therein.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Specimen Stock Certificate for the common stock, par value $0.01 per share, of Home Diagnostics, Inc.
[The remainder of this page was intentionally left blank.]

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME DIAGNOSTICS, INC.

Date: September 27, 2006	By:	/s/ J. Richard Damron, Jr.

J. Richard Damron, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Specimen Stock Certificate for the common stock, par value $0.01 per share, of Home Diagnostics, Inc.